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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): January 3, 2001


                              BROADCOM CORPORATION
               (Exact Name of Registrant as Specified in Charter)


          California                  000-23993                  33-0480482
----------------------------         ------------            ------------------
(State or Other Jurisdiction         (Commission               (IRS Employer
     of Incorporation)               File Number)            Identification No.)


                  16215 Alton Parkway, Irvine, California 92618
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               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (949) 450-8700


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed since Last Report)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

        On January 3, 2001 Broadcom Corporation (the "Company") completed the acquisition of VisionTech, Ltd. ("VisionTech") in accordance with the Asset Purchase Agreement dated as of November 23, 2000, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by this reference.

        VisionTech is a supplier of digital video/audio MPEG-2 compression and decompression chips enabling Personal Video Recording (PVR), interactive videoconferencing, and Internet Protocol (IP) video streaming for the consumer electronics market.

        In connection with the acquisition, the Company issued or reserved for future issuance an aggregate of 7,964,272 shares of its Class A common stock in exchange for substantially all of the assets of VisionTech and upon exercise of outstanding employee stock options, warrants and other rights of VisionTech. The consideration includes Broadcom Class A common stock reserved for future issuance to customers upon the exercise of outstanding performance-based warrants of VisionTech that become exercisable upon satisfaction of certain customer purchase requirements. The share issuances were exempt from registration pursuant to section 3(a)(10) of the Securities Act of 1933, as amended. Portions of the shares issued will be held in escrow pursuant to the terms of the acquisition agreement as well as various employee share repurchase agreements.

        This acquisition will be accounted for under the purchase method of accounting. The Company expects to record a one-time charge for purchased in-process research and development expenses related to the acquisition in its first fiscal quarter ending March 31, 2001. The amount of the one-time charge has not yet been determined.

        The Company's press release announcing completion of the acquisition is included herein as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a) Financial statements of business acquired.

            The financial information required by this item will be filed by amendment within 60 days of January 18, 2001.

        (b) Pro forma financial information.

            The financial information required by this item will be filed by amendment within 60 days of January 18, 2001.

        (c) Exhibits.

              2.1 Asset Purchase Agreement by and among Broadcom Corporation, VisionTech, Ltd. and the Other Parties Signatory Thereto dated as of November 23, 2000

             99.1    Press Release dated January 5, 2001, of the Registrant


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                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              BROADCOM CORPORATION,
                                              a California corporation


January 18, 2001                              By: /s/ WILLIAM J. RUEHLE
                                                  ------------------------------
                                                      William J. Ruehle
                                                      Vice President and
                                                      Chief Financial Officer


                                                  /s/ SCOTT J. POTERACKI
                                                  ------------------------------
                                                      Scott J. Poteracki
                                                      Senior Director of Finance
                                                      and Corporate Controller
                                                      (Principal Accounting
                                                      Officer)


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                                 EXHIBIT INDEX

EXHIBIT
NUMBER                            DESCRIPTION
-------                           -----------

  2.1 Asset Purchase Agreement by and among Broadcom Corporation, VisionTech, Ltd. and the Other Parties Signatory Thereto dated as of November 23, 2000

 99.1       Press Release dated January 5, 2001, of the Registrant